Exhibit 99.1

2005 Earnings Webcast February 1, 2006

Cautionary Statements And Factors That May Affect Future Results Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company's SEC filings.

Agenda Review of Longer-Term Earnings and Dividend Growth 2005 Operating Results, 2006 and 2007 Forecasts Improving Cash Flow and Strengthening Balance Sheet Q&A W. F. Hecht J. H. Miller J. R. Biggar

Improved Long-Term Growth Rate *Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations. 2005A 2006 2010 Target 2.08 2.2 3.5 11% CAGR **Midpoint of $2.15 to $2.25 forecast ** *

Key Drivers of Margin Growth Supply Margins (Millions)

Strong Fourth Quarter 2005 Results Millions Per share Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations. Earnings from Ongoing Operations

Solid 2005 Results Millions Per share Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations. Earnings from Ongoing Operations

(Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations. Supply Segment Earnings Drivers

Pennsylvania Delivery Segment Earnings Drivers (Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

International Delivery Segment Earnings Drivers (Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

2005 Earnings Contributions (Dollars per Share)

Reaffirming 2006 Earnings Forecast 2004* 1.87 2005* 2.08 2006 2.2 EPS *Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations. $2.08 $1.87 (Dollars per Share) $2.15 to $2.25 Forecast

2006 Earnings Contributions (Dollars per Share) * Midpoint of forecast

Per Share Earnings from Ongoing Operations by Segment 2004 2005 2006 Supply 0.62 0.5 0.57 PA Delivery 0.12 0.23 0.2 International Delivery 0.26 0.27 0.23 $1.87 $2.15 - $2.25 Forecast $2.08 Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.

Preliminary 2007 Earnings Forecast - 4-5% Growth Expiring fixed-price contracts POLR increases Increased fuel and fuel transportation costs Lower earnings from delivery segments

Scrubber Timetable

Emission Controls Are Economically Compelling As of 1/06, projected annual savings >$150M by 2010 SO2 Emission Allowance Price

2001 2002 2003 2004 April 2005* October 2005** Core Operations 0.53 0.72 0.77 0.82 0.92 1 $/share Annualized Expect to reach 50% payout in 2006 Strong Dividend Growth * Annualized rate beginning with the dividend payable April 1, 2005 **Annualized rate beginning with the dividend payable October 1, 2005 17% CAGR since 2001

Improving Cash from Operations 2005 2006 2007 2008 2009 2010 Cash from operations available to meet corporate cash needs 1116 1204 1357 1421 1623 1881 Free Cash Flow Before Dividends 0 -60 180 610 780 Cash from operations related to transition bond maturities 272 287 300 305 0 0 Millions Note: See Appendix for the reconciliation of cash flow measures.

Cash Flow Forecast Millions 2005 2006 2007 2008 2009 2010 Free cash flow before dividends 337 -141 131 370 764 914 Note: See Appendix for the reconciliation of cash flow measures.

Strengthening Balance Sheet 20

Improved Long-Term Growth Rate * Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations. 2005A 2006 2010 Target 2.08 2.2 3.5 11% CAGR **Midpoint of $2.15 to $2.25 forecast ** *

Appendix

Market Prices - Electricity A-1

Current Hedge Positions - Electricity and Fuel A-2

Generation Portfolio Focused on Two Markets Coal 691 Hydro 576 Montana 1,267 MW Oil 52 Hydro 44 Maine 96 MW Coal (2006-2008) 20 Montana 20 MW Coal 3,814 Nuclear 2,120 Gas (Comb Cycle) 582 Oil 1,670 CTs 451 QFs 295 Hydro 293 Pennsylvania 9,225 MW Connecticut 243 MW Operating Upgrade Projects Planned Illinois 540 MW Gas (CTs) 540 Arizona 300 MW Gas (Comb Cycle) 300 New York 159 MW Gas (CTs) 159 Nuclear (2007-2010) 185 Coal (2006-2009) 53 Pennsylvania 238 MW Gas (CTs) 243 Total Domestic Generation: 11,830 MW Upgrade Projects Planned: 258 MW A-3

Key Drivers/Assumptions Through 2010 Increased prices for POLR sales Expiration of supply contracts remarketed at current forward prices Power plant uprates Net benefits from the installation of scrubbers at the Montour and Brunner Island coal-fired power plants Increased fuel and O&M costs Loss of synfuel tax credits after 2007 A-4

Increasing Prices Under the POLR Contract 2002 2003 2004 2005 2006 2007 2008 2009 42.3 42.7 43.3 44.1 47.8 48.4 49.1 50.2 $/MWh A-5

Capital Expenditures by Segment A-6 Million

Reconciliation of Cash from Operations to Free Cash Flow before Dividends A-7 (Millions of Dollars)

Segment Per Share Earnings From Ongoing Operations - Fourth Quarter (Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations. A-8

Segment Per Share Earnings From Ongoing Operations for the Year (Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations. A-9

Reconciliation of Fourth Quarter Reported Earnings and Earnings from Ongoing Operations A-10 (Millions of Dollars)

Reconciliation of Fourth Quarter Reported Earnings and Earnings from Ongoing Operations (Dollars Per Share) A-11

Reconciliation of Year-End Reported Earnings and Earnings from Ongoing Operations (Millions of Dollars) A-12

Reconciliation of Year-End Reported Earnings and Earnings from Ongoing Operations (Dollars per Share) A-13

Reconciliation of PPL's Reported Earnings and Earnings from Ongoing Operations A-14

Credit Ratings A-15

Credit Ratings (cont.) A-16

Forward-Looking Information Statement Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales, growth, revenues, expenses and pension costs, cash flows, cash from operations, dividends, credit profile, capital expenditures and generating capacity, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the potential impact on synthetic fuel tax credits and our synthetic fuel operations; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; any impact of 2005's hurricanes on our business, including any impact on fuel prices; receipt of necessary government permits, approvals and rate relief; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward- looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission. A-17

Definitions of Financial Measures "Earnings from ongoing operations" excludes the impact of unusual items. Earnings from ongoing operations should not be considered as an alternative to net income, or reported earnings, which is an indicator of operating performance determined in accordance with GAAP. PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL's underlying earnings performance as another criterion in making their investment decisions. PPL's management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance. "Free cash flow before dividends" is derived by deducting capital expenditures and other investing activities as well as the repayment of transition bonds, from cash from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends is an important measure to both management and investors since it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner. "Equity to total capitalization ratio" includes as equity minority interest and preferred stock, as well as all of the components of common equity as presented on the balance sheet. Total capitalization is calculated as equity plus short-term debt plus long-term debt as presented on the balance sheet. "Adjusted equity to total capitalization ratio" excludes transition bonds issued by PPL Transition Bond Company, LLC, under the Pennsylvania Electricity Generation Customer Choice and Competition Act and excludes debt of international affiliates, which are nonrecourse to PPL. The adjusted equity to total capitalization ratio should not be considered as an alternative to an equity to total capitalization ratio using debt and equity balances as reflected on the balance sheet. PPL believes that this adjusted equity ratio is useful to investors because it provides them with another indicator of credit quality. The adjusted equity to total capitalization ratio focuses primarily on debt that is recourse to PPL, whether the debt is on or off balance sheet. Other companies may present adjusted equity ratios in a different manner. A-18